                        SUPPLEMENT DATED MAY 2, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Portfolios

  Janus Aspen Series

The investment objective of the Janus Aspen Series -- Forty Portfolio is revised in the prospectus to read as follows:

   A non-diversified* portfolio that seeks long-term growth of capital.

   * A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

Please refer to the prospectus and any prospectus supplements for the Janus Aspen Series -- Forty Portfolio for additional information.

                     GE Life & Annuity Separate Account 4
                                Prospectus For
             Flexible Premium Variable Deferred Annuity Contracts
                               Form P1153 12/99

                                  Issued By:
                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
                           Telephone: (800) 352-9910

--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable deferred annuity contract (the "contract") issued by GE Life and Annuity Assurance Company (the "Company," "we," "us," or "our"). Most transactions involving this contract may be performed through our Electronic Service Center.

This prospectus details the information regarding the GE Life & Annuity Separate Account 4 (the "Separate Account") that you should know before investing. Please read it carefully. The prospectus will remain available through our Electronic Service Center. We have also provided current prospectuses that contain information about the Portfolios available under the contract. You should read the prospectuses of the Portfolios along with this prospectus carefully before purchasing a contract and current prospectuses will remain available through our Electronic Service Center.

The contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. We pay these benefits on a variable basis.

Both the value of a contract before the Annuity Commencement Date and the amount of monthly payments afterward will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

You may allocate your purchase payments to the Separate Account. The Subaccounts of the Separate Account invest in shares of the Portfolios of the Funds. You may allocate your assets to the Portfolios listed below:

AIM Variable Insurance Funds:
  AIM V.I. Aggressive Growth Fund -- Series I shares
  AIM V.I. Capital Appreciation Fund -- Series I shares
  AIM V.I. Capital Development Fund -- Series I shares
  AIM V.I. Core Equity Fund -- Series I shares
  AIM V.I. Government Securities Fund -- Series I shares
  AIM V.I. Technology Fund -- Series I shares (formerly, INVESCO
   VIF -- Technology Fund)
  AIM V.I. Utilities Fund -- Series I shares (formerly, INVESCO
   VIF -- Utilities Fund)

Fidelity(R) Variable Insurance Products Fund:
  VIP Growth & Income Portfolio -- Initial Class
  VIP Growth Opportunities Portfolio -- Initial Class
  VIP Mid Cap Portfolio -- Initial Class
  VIP Overseas Portfolio -- Initial Class

Franklin Templeton Variable Insurance Products Trust
  Templeton Foreign Securities Fund -- Class 1 Shares

GE Investments Funds, Inc.:
  Income Fund
  International Equity Fund
  Mid-Cap Equity Fund (formerly, Mid-Cap Value Equity Fund)
  Money Market Fund
  Premier Growth Equity Fund
  Real Estate Securities Fund
  S&P 500(R) Index Fund
  Total Return Fund
  U.S. Equity Fund

Janus Aspen Series:
  Core Equity Portfolio -- Institutional Shares
  Flexible Bond Portfolio -- Institutional Shares (formerly, Flexible Income
   Portfolio)
  Forty Portfolio -- Institutional Shares (formerly, Capital Appreciation
   Portfolio)
  International Growth Portfolio -- Institutional Shares

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . Is NOT available in every state

   . MAY go down in value

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information, dated April 29, 2005, concerning the Separate Account has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. Free hard copies of this prospectus and the Statement of Additional Information are available upon e-mail request through our Electronic Service Center at http://www.gefinancialservice.com or the website where you purchased your contract, or by calling (800) 352-9910. The Statement of Additional Information is also available through the SEC website at http://www.sec.gov.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is April 29, 2005.

Table of Contents


                Definitions.................................................  5

                Fee Tables..................................................  7
                   Example..................................................  8

                Synopsis....................................................  9

                Condensed Financial Information............................. 13

                Investment Results.......................................... 13

                Financial Statements........................................ 13

                The Company................................................. 14

                The Separate Account........................................ 15
                   The Portfolios........................................... 15
                   Subaccounts.............................................. 17
                   Voting Rights............................................ 21

                Charges and Other Deductions................................ 23
                   Deductions from the Separate Account..................... 23
                   Deductions for Premium Taxes............................. 24
                   Other Charges and Deductions............................. 24

                The Contract................................................ 25
                   Purchase of the Contract................................. 25
                   Ownership................................................ 26
                   Assignment............................................... 27
                   Purchase Payments........................................ 27
                   Valuation Day and Valuation Period....................... 27
                   Allocation of Purchase Payments.......................... 28
                   Valuation of Accumulation Units.......................... 28

                Transfers................................................... 30
                   Transfers Before the Annuity Commencement Date........... 30
                   Transfers Among the Subaccounts.......................... 30
                   Internet Transactions.................................... 31
                   Telephone/Internet Transfers............................. 32
                   Confirmation of Transactions............................. 32
                   Special Note on Reliability.............................. 32
                   Transfers by Third Parties............................... 33
                   Special Note on Frequent Transfers....................... 34

                Surrenders and Partial Withdrawals.......................... 37
                   Surrenders and Partial Withdrawals....................... 37
                   Systematic Withdrawal Program............................ 38

                The Death Benefit...........................................  39
                   Death Benefit Before the Annuity Commencement Date.......  39
                   When We Calculate Your Death Benefit.....................  39
                   Death of an Owner, Joint Owner or Annuitant Before the
                     Annuity Commencement Date..............................  39
                   Death of an Owner, Joint Owner or Annuitant After
                     Annuity Payments Begin.................................  41

                Annuity Payments............................................  42
                   Optional Payment Plans...................................  44
                   Transfers After the Annuity Commencement Date............  44

                Federal Tax Matters.........................................  45
                   Introduction.............................................  45
                   Taxation of Non-Qualified Contracts......................  45
                   Section 1035 Exchanges...................................  49
                   Federal Income Tax Withholding...........................  50
                   State Income Tax Withholding.............................  50
                   Tax Status of the Company................................  50
                   Changes in the Law.......................................  50

                Requesting Payments.........................................  51

                Distribution of the Contracts...............................  53

                Additional Information......................................  55
                   Owner Questions..........................................  55
                   Return Privilege.........................................  55
                   State Regulation.........................................  55
                   Evidence of Age, Death, Gender or Survival...............  55
                   Records and Reports......................................  56
                   Other Information........................................  56
                   Legal Proceedings........................................  56

                Appendix A -- Condensed Financial Information............... A-1

                Table of Contents for Statement of Additional Information

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate Contract Value before annuity payments commence.

                      Annuitant -- The person upon whose life we will base the annuity payments made after the Annuity Commencement Date.

                      Annuity Commencement Date -- The date on which annuity payments will commence, if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent annuity payment.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Contract Value -- The total value of all Accumulation Units you hold in your contract on or before the Annuity Commencement Date.

                      Contract Year -- Each one-year period starting with the effective date of the contract to the anniversary of that date in the following year.

                      Electronic Service Center -- The electronic site that we maintain specifically for this contract to provide variable annuity contract information and other information to current and prospective owners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures. You may access the Electronic Service Center through http://www.gefinancialservice.com.

                      Fund -- Any open-end management investment company or any unit investment trust in which a Subaccount invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- GE Life & Annuity Separate Account 4, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a Separate Portfolio.

                      Subaccount -- A division of the Separate Account, which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all states or all markets.

                      Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

                      Valuation Day -- Each day the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

                      The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

                 Contract Owner Transaction Expenses
                 ---------------------------------------------
                          Surrender Charge             None
                 ---------------------------------------------
                           Transfer Charge           $10.00/1/
                 ---------------------------------------------

                    /1/ We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge for each transfer after the first transfer in a calendar month among the Subaccounts.

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses
---------------------------------------------------------------------------------
Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
---------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                         0.40%
---------------------------------------------------------------------------------
  Administrative Expense Charge                                             0.35%
---------------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses                              0.75%
---------------------------------------------------------------------------------

                      For information concerning compensation paid for the sale of the contract, see the "Distribution of the Contracts" provision of the prospectus.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                       Annual Portfolio Expenses/1/              Minimum Maximum
                       ---------------------------------------------------------
                       Total Annual Portfolio Operating Expenses
                        (before fee waivers or reimbursements)    0.40%   1.49%
                       ---------------------------------------------------------
                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.20%, respectively.
                        Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLE This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Separate Account annual expenses and Portfolio fees and expenses.

                      The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment; and

                         . surrendered, annuitized, did not surrender or did
                           not annuitize your contract at the end of the stated period.

                      The Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

                                             1 Year  3 Years  5 Years  10 Years
                                             ------- ------- --------- ---------
                 Costs Based on Maximum
                   Annual Portfolio Expenses $227.09 $700.25 $1,199.89 $2,574.75

                      Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes total Separate Account charges of 0.75% (deducted daily at an effective annual rate of the assets in the Separate Account).

Synopsis

                      What type of contract am I buying? It is an individual deferred variable annuity contract. We may issue it as a contract qualified under the Code ("Qualified Contract"), or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision in this prospectus.

                      How does the contract work? During the accumulation period your purchase payments will buy Accumulation Units under the contract. When you annuitize (that is, change your contract to a payment mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic annuity payment will be based upon the number of Annuity Units to which you became entitled at the time you annuitize and the value of each unit on the date the payment is determined. See "The Contract" provision in this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts, in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision in this prospectus.

                      What are my investment choices? Through its various Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account -- Subaccounts" provision in this prospectus.

                      What can I do through the Electronic Service Center? We maintain the Electronic Service Center to provide information to you. Also, we perform various transactions through the Electronic Service Center. For security, we may issue you a Personal Identification Number (PIN) or password. You are responsible for any use of this PIN or password. Detailed instructions on how to perform various transactions such as transferring assets from one Subaccount to another Subaccount, changing the beneficiary or making a partial withdrawal can be found at the Electronic Service Center.

                      For legal reasons, certain transactions require a document with a signature. Electronic requests for transactions that require a signature will not be processed.

                      What charges are associated with this contract? We assess annual charges in the aggregate at an effective annual rate of 0.75% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.35% and a mortality and expense risk charge of 0.40%. For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

                      If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or Contract Value, as applicable. See the "Charges and Other
                      Deductions -- Deductions for Premium Taxes" provision in this prospectus.

                      There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio. See the "Fee Tables" section of this prospectus. These fees and expenses are more fully described in the prospectuses for the Portfolios.

                      We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Distribution of the Contracts" provision in this prospectus.

                      We also offer other variable annuity contracts in the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds. These contracts may have different charges that could affect the value of the Subaccounts, and they may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative, or call (800) 352-9910.

                      How much must I pay and how often? You may purchase the contract for $1,000. After that, purchase payments are flexible, although some limitations on the amounts may apply. See "The Contract -- Purchase Payments" provision in this prospectus.

                      How will my annuity payments be calculated? We will pay you a monthly annuity beginning on the Annuity Commencement Date if the Annuitant is still living. You may also decide to take annuity payments under one of the optional payment plans. We will base your initial payment on the Contract Value on the Annuity Commencement Date and other factors. See the "Annuity Payments" provision in this prospectus.

                      What happens if I die before the Annuity Commencement Date? We will pay the Surrender Value determined as of the date of payment to your designated beneficiary.

                      Your beneficiary will have certain options with regard to how to receive payment. See "The Death Benefit" provision in this prospectus.

                      May I transfer assets among the Subaccounts? Yes, but there may be limits on the method of transfer and how often you may make a transfer. See the "Transfers" and "Annuity Payments -- Transfers After the Annuity Commencement Date" provisions in this prospectus.

                      May I surrender the contract or take a partial withdrawal? Yes, subject to contract requirements. See the "Surrenders and Partial Withdrawals" provision.

                      If you surrender the contract or take a partial withdrawal, you may be subject to income tax, and if you take a distribution before age 59 1/2, a 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Tax Matters" provision.

                      Do I get a free look at this contract? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed contract through the Electronic Service Center, you cancel the contract through the Electronic Service Center or return it, postage prepaid to our Home Office, it will be canceled. We will allocate your purchase payments to the Subaccount investing in GE Investments Funds -- Money Market Fund until we deem the free look period to have expired. Solely for this purpose, we deem the free look period to expire 15 days after we deliver your contract to your personal folder. At that point, we will allocate the purchase payments to the Subaccounts you have chosen.

                      If you exercise the right to free-look your contract, we will cancel the contract as of the Valuation Day we receive your request, and send you a refund equal to the greater of:

                        (1) your Contract Value plus any charges we have
                            deducted from your purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract; or

                        (2) we will refund your purchase payments made (less
                            any partial withdrawals previously taken).

                      See the "Additional Information -- Return Privilege" provision in this prospectus.

                      May I receive materials in writing from the Company? Yes. You may receive any materials in writing, such as the prospectuses and annual reports, by contacting our Home Office at the address listed on page 1 of this prospectus or by e-mailing our

                      Electronic Service Center. In addition, at any time, you may revoke your consent to receive materials electronically by writing our Home Office.

                      What are the Federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until annuity payments begin. A distribution from the contract, which includes a full surrender or partial withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Tax Matters" provision of this prospectus.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix A of this prospectus for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature or other advertisements. We will calculate the results on a total return basis for various periods. Total returns assume an initial investment of $1,000 and include the reinvestment of all distributions of the Portfolios, the Portfolios' charges and expenses, and charges associated with the contract, including the mortality and expense risk charge and the administrative expense charge. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements

                      The consolidated financial statements of the Company and its subsidiary, and the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free hard copy of the Statement of Additional Information, please contact our Electronic Service Center at http://www.gefinancialservice.com or call us at (800) 352-9910. In addition the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by the General Electric Company. GE Asset Management Incorporated, the investment adviser to GE Investments Funds, Inc., is also indirectly owned by the General Electric Company and, therefore, the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the Contract as well as for other purposes permitted by law.

                      Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our general account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Accounts with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE PORTFOLIOS        There is a separate Subaccount which corresponds to each
                      Portfolio of a Fund offered in this contract. You decide the Subaccounts to which you allocate purchase payments after the free look period has ended. You currently may change your future purchase payment allocation without penalty or charges. There are, however, limitations on the number of transfers that may be made each contract year. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other

                      Portfolios and each Portfolio has distinct investment objectives and policies. As a result, each Portfolio operates as a separate portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your purchase payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk associated with investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

SUBACCOUNTS           You may allocate purchase payments from among the
                      following Subaccounts, each of which invests in an underlying Portfolio listed below.

                                                                                                Adviser (and Sub-Adviser(s),
                      Subaccount Investing In                    Investment Objective                    as applicable)
                      ----------------------------------------------------------------------------------------------------------
AIM VARIABLE          AIM V.I. Aggressive Growth       Seeks to achieve long-term growth of     A I M Advisors, Inc.
INSURANCE FUNDS       Fund -- Series I shares          capital.
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Capital Appreciation    Seeks to provide growth of capital.      A I M Advisors, Inc.
                      Fund -- Series I shares
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Capital Development     Seeks to provide long-term growth of     A I M Advisors, Inc.
                      Fund -- Series I shares          capital.
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Core Equity Fund --     Seeks to provide growth of capital.      A I M Advisors, Inc.
                      Series I shares
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Government Securities   Seeks to achieve a high level of current A I M Advisors, Inc.
                      Fund -- Series I shares          income consistent with reasonable
                                                       concern for safety of principal.
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Technology Fund --      Seeks capital growth.                    A I M Advisors, Inc.
                      Series I shares (formerly,
                      INVESCO VIF Technology Fund)
                      ----------------------------------------------------------------------------------------------------------
                      AIM V.I. Utilities Fund --       Seeks capital growth and current         A I M Advisors, Inc.
                      Series I shares (formerly,       income.
                      INVESCO VIF Utilities Fund)
                      ----------------------------------------------------------------------------------------------------------
FIDELITY(R)  VARIABLE VIP Growth & Income              Seeks high total return through a        Fidelity Management &
INSURANCE PRODUCTS    Portfolio -- Initial Class       combination of current income and        Research Company
FUND                                                   capital appreciation.                    (subadvised by Fidelity
                                                                                                Management & Research
                                                                                                (U.K.) Inc., Fidelity
                                                                                                Management & Research (Far
                                                                                                East) Inc., Fidelity Investments
                                                                                                Japan Limited and FMR Co.,
                                                                                                Inc.)
                      ----------------------------------------------------------------------------------------------------------
                      VIP Growth                       Seeks to provide capital growth.         Fidelity Management &
                      Opportunities Portfolio --                                                Research Company
                      Initial Class                                                             (subadvised by Fidelity
                                                                                                Management & Research
                                                                                                (U.K.) Inc., Fidelity
                                                                                                Management & Research (Far
                                                                                                East) Inc., Fidelity Investments
                                                                                                Japan Limited and FMR Co.,
                                                                                                Inc.)
                      ----------------------------------------------------------------------------------------------------------
                      VIP Mid Cap Portfolio -- Initial Seeks long-term growth of capital.       Fidelity Management &
                      Class                                                                     Research Company
                                                                                                (subadvised by Fidelity
                                                                                                Management & Research
                                                                                                (U.K.) Inc. and Fidelity
                                                                                                Management & Research Far
                                                                                                East Inc.)
                      ----------------------------------------------------------------------------------------------------------

                                                                                               Adviser (and Sub-Adviser(s), as
                   Subaccount Investing In                     Investment Objective                      applicable)
                   -------------------------------------------------------------------------------------------------------------
                   VIP Overseas Portfolio -- Initial Seeks long-term growth of capital.       Fidelity Management &
                   Class                                                                      Research Company (subadvised
                                                                                              by Fidelity Management &
                                                                                              Research (U.K.) Inc., Fidelity
                                                                                              Management & Research (Far
                                                                                              East) Inc., Fidelity International
                                                                                              Investment Advisors, Fidelity
                                                                                              International Investment
                                                                                              Advisors (U.K.) Limited, Fidelity
                                                                                              Investments Japan Limited and
                                                                                              FMR Co., Inc.)
                   -------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Templeton Foreign Securities      Seeks long-term capital growth.          Templeton Investment Counsel,
VARIABLE INSURANCE Fund -- Class 1 Shares                                                     LLC
PRODUCTS TRUST
                   -------------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                       Seeks maximum income consistent with     GE Asset Management
FUNDS, INC.                                          prudent investment management and        Incorporated
                                                     the preservation of capital.
                   -------------------------------------------------------------------------------------------------------------
                   International Equity Fund         Seeks long-term growth of capital.       GE Asset Management
                                                                                              Incorporated
                   -------------------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly,    Seeks long-term growth of capital and    GE Asset Management
                   Mid-Cap Value Equity Fund)        future income.                           Incorporated
                   -------------------------------------------------------------------------------------------------------------
                   Money Market Fund                 Seeks a high level of current income     GE Asset Management
                                                     consistent with the preservation of      Incorporated
                                                     capital and maintenance of liquidity.
                   -------------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund        Seeks long-term growth of capital and    GE Asset Management
                                                     future income rather than current        Incorporated
                                                     income.
                   -------------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund       Seeks maximum total return through       GE Asset Management
                                                     current income and capital appreciation. Incorporated (subadvised by
                                                                                              Seneca Capital Management)
                   -------------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund1            Seeks growth of capital and              GE Asset Management
                                                     accumulation of income that              Incorporated (subadvised
                                                     corresponds to the investment return of  by SSgA Funds Management,
                                                     S&P's 500 Composite Stock Index.         Inc.)
                   -------------------------------------------------------------------------------------------------------------
                   Total Return Fund                 Seeks the highest total return,          GE Asset Management
                                                     composed of current income and capital   Incorporated
                                                     appreciation, as is consistent with
                                                     prudent investment risk.
                   -------------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                  Seeks long-term growth of capital.       GE Asset Management
                                                                                              Incorporated
                   -------------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

                                                                                              Adviser (and Sub-Adviser(s), as
                   Subaccount Investing In                     Investment Objective                     applicable)
                   ----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Core Equity Portfolio --          Seeks long-term growth of capital.        Janus Capital Management LLC
                   Institutional Shares
                   ----------------------------------------------------------------------------------------------------------
                   Flexible Bond Portfolio --        Seeks to obtain maximum total return,     Janus Capital Management LLC
                   Institutional Shares (formerly,   consistent with preservation of capital.
                   Flexible Income Portfolio)
                   ----------------------------------------------------------------------------------------------------------
                   Forty Portfolio -- Institutional  Seeks long-term growth of capital.        Janus Capital Management LLC
                   Shares (formerly, Capital
                   Appreciation Portfolio)
                   ----------------------------------------------------------------------------------------------------------
                   International Growth              Seeks long-term growth of capital.        Janus Capital Management LLC
                   Portfolio -- Institutional Shares
                   ----------------------------------------------------------------------------------------------------------

                      Not all these Portfolios may be available in all states or all markets.

                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or withdrawal proceeds, to make annuity payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a portfolio should no longer be available, or if investment in any Portfolio's shares should no longer be available, or if investment in any Portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. The new portfolio may have higher fees and charges than the portfolio it replaced. No substitution of the shares attributable to your contact may take place without prior notice to you and before approval of the SEC, in accordance with the 1940 Act. We will also inform you within fifteen (15) days after such substitution occurs. We will notify you before and after the substitution by placing a notice in your personal folder at the Electronic Service Center. This notice will also be sent to your e-mail address on file with us.

                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and, if required, before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable annuity contract. Such factors include:

                        (1) the investment objective of the Portfolio;

                        (2) the Portfolio's performance history;

                        (3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                        (4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We may realize a profit from providing these services, and if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from the Separate Account during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

VOTING RIGHTS         As required by law, we will vote the shares of the
                      Portfolios held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Charges and Other Deductions


                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . processing purchases and redemptions of Portfolio
                           shares as required;

                         . maintaining records;

                         . telephone transfers;

                         . administering annuity payouts;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements; and

                         . providing electronic services.

                      The risks we assume include:

                         . the risk that the actual life-span of persons
                           receiving annuity payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS            We deduct from the Separate Account an amount, computed
FROM THE              daily, equal to an annual rate of 0.75% of the daily net
SEPARATE              asset value. This charge consists of an administrative
ACCOUNT               expense charge at an effective annual rate of 0.35% and a
                      mortality and expense risk charge at an effective annual rate of 0.40%. These deductions from the Separate Account are reflected in your Contract Value.

DEDUCTIONS            We will deduct charges for any premium tax or other tax
FOR PREMIUM           levied by any governmental entity from purchase payments
TAXES                 or the Contract Value when the premium tax is incurred or
                      when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, annuity payments, and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, generally depending upon the law of your state of residence. The tax generally ranges from 0% to 3.5%.

OTHER CHARGES         Each Portfolio incurs certain fees and expenses. To pay
AND DEDUCTIONS        for these expenses, the Portfolio makes deductions from
                      its assets. The deductions are more fully described in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a charge of up to $10 per transfer after each transfer made after the first transfer in a calendar month. This charge is at our cost with no profit to us.

The Contract

                      The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract. In addition, other notices will be made available to you through the Electronic Service Center.

PURCHASE OF           If you wish to purchase a contract, you must apply for it
THE CONTRACT          by downloading, completing, signing, and then mailing the
                      application to our Home Office. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the contract is prepared and executed by our legally authorized officers. The contract is then provided to you through the Electronic Service Center. See the "Distribution of the Contracts" provision in this prospectus for more information.

                      Once a completed application and all other information necessary for processing a purchase order are received, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, we must apply the initial purchase payment within two business days.

                      Purchase payments will be allocated to the GE Investments Funds, Inc. -- Money Market Fund until the expiration of the free look period. We deem the free look period to have expired upon 15 days after we deliver your contract to your personal folder. Upon the expiration of the free look period, we will allocate your purchase payment to the Subaccounts you have chosen.

                      Purchase payments can be made electronically by an electronic fund transfer ("EFT"), wired or mailed to our Home Office.

                      To apply for a contract, you must be of legal age in a state where we may lawfully sell the contract. The Annuitant cannot be older than age 85 at the time we issue the contract.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract. The charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP             As owner, you have all the rights under the contract,
                      subject to the rights of any irrevocable beneficiary. Two persons may apply for a Non-Qualified Contact as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

                      Before the Annuity Commencement Date, you may change:

                        -- your Annuity Commencement Date;

                        -- your optional payment plan;

                        -- the allocation of your investments among the
                           Subaccounts (subject to certain restrictions listed in your contract and in the "Transfers" provision); and

                        -- the owner, joint owner, primary beneficiary and
                           contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary) upon written notice to our Electronic Service Center if you reserved this right and the Annuitant is still living. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during the Annuitant(s) life, you can change any non-natural owner to another non-natural owner. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you submit the signed request to our Electronic Service Center. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT            An owner of a Non-Qualified Contract may, with our prior
                      consent, assign some or all of his or her rights under the contract. As assignment must occur before the Annuity
                      Commencement Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Electronic Service Center or Home Office, the assignment will become effective as of the date the written request was signed.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Electronic Service Center or Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE              You may make purchase payments at any frequency and in
PAYMENTS              the amount you select, subject to certain limitations.
                      You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Purchase payments may be made, until the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason, and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial purchase payment must be at least $1,000. Subsequent purchase payments must be at least $100.

VALUATION DAY         We will value Accumulation Units and Annuity Units once
AND VALUATION         daily at the close of regular trading (currently, 4:00
PERIOD                p.m. Eastern Time) on each day the New York Stock
                      Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF         During the free look period, we allocate your purchase
PURCHASE              payments to the Subaccount investing in the GE
PAYMENTS              Investments Funds Inc. -- Money Market Fund ("Money
                      Market Subaccount"). After we deem the free look period to end (15 days after we deliver your contract to your personal folder), we will transfer assets in the Money
                      Market Subaccount, as well as any additional Purchase
                      Payments you make to the Subaccounts you choose.

                      The percentage of any purchase payment which you can put into any one Subaccount must equal a whole percentage and not be less than $100.

                      Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive the purchase payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the fees and expenses of the Portfolios.

                      You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice through our Electronic Service Center, or by writing or calling our Home Office. The new allocation will apply to any purchase payments made after we receive notice of the change.

VALUATION OF          Partial withdrawals, surrenders and/or payments of the
ACCUMULATION          death benefit all result in the cancellation of an
UNITS                 appropriate number of Accumulation Units. We cancel
                      Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit.

                      We value Accumulation Units for each Subaccount separately. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per

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



                      share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers

TRANSFERS             All owners may transfer all or a portion of their assets
BEFORE THE            among the Subaccounts of the Separate Account on any
ANNUITY               Valuation Day prior to the Annuity Commencement Date,
COMMENCEMENT          subject to certain conditions that are stated below.
DATE                  There may be limitations placed on multiple transfer
                      requests made at different times during the same
                      Valuation Period involving the same Subaccounts.

TRANSFERS             All owners may submit 12 Subaccount transfers each
AMONG THE             calendar year by Internet, facsimile, U.S. Mail or
SUBACCOUNTS           overnight delivery service. Once such 12 Subaccount
                      transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, Internet or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e. you may not call or electronically cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Home Office.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the first transfer made in a calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfers by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (2) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by Internet, facsimile, U.S. Mail or overnight delivery service.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests; or

                        (2) the transfer would adversely affect unit values.

                      The affected Portfolio(s) determine whether these items apply.

                      We will treat all owners equally with respect to transfer requests.

INTERNET              All owners may make their first 12 transfers in any
TRANSACTIONS          calendar year among the Subaccounts by electronically
                      contacting us, provided we receive written authorization at our Home Office to execute such transactions prior to such request. Transactions that can be conducted over the Internet include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets); and

                        (2) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the Internet instructions;

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




                        (2) confirming the Internet transaction in writing to
                            you or a third party you authorized; and/or

                        (3) retaining a record of your electronic request.

                      We reserve the right to limit or prohibit Internet transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

TELEPHONE/            In the event that the Electronic Service Center is unable
INTERNET              to accept Subaccount transfer requests through the
TRANSFERS             Internet, you may make Subaccount transfer requests by
                      calling our call center at its toll-free number, (800)
                      352-9910, provided we receive written authorization from you at our Electronic Service Center to execute such transactions prior to your request.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that the Internet or our telephone system may
RELIABILITY           not always be available. Any computer system or telephone
                      system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

                      We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; and

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON       The Separate Account does not accommodate frequent
FREQUENT              transfers of Contract Value among Subaccounts. When
TRANSFERS             owners or someone on their behalf submit requests to
                      transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter owners seeking to engage in abusing market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your contract.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.

Surrenders and Partial Withdrawals

SURRENDERS            We will allow you to surrender your contract or to
AND PARTIAL           partially withdraw a portion of your Contract Value in at
WITHDRAWALS           any time before the Annuity Commencement Date upon your
                      written request through our Electronic Service Center or to our Home Office, subject to the conditions discussed below.

                      We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that reduces Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your Contract in full.

                      The amount payable on full surrender of the contract is the Contract Value at the end of the Valuation Period during which we receive the request to surrender, less any applicable premium tax charge. We may pay this amount in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      If you are taking a partial withdrawal, you may indicate on-line or by contacting our Home Office, from which Subaccounts we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal from the Subaccounts on a pro-rata basis, in proportion to your assets in the Separate Account. When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

                      We will delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      Partial withdrawals and surrenders may be subject to income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.

SYSTEMATIC            The Systematic Withdrawal program allows you to take
WITHDRAWAL            Systematic Withdrawals of a specified dollar amount (in
PROGRAM               equal installments of at least $300) on a monthly,
                      quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must be at least $1,000 and you must complete our Systematic
                      Withdrawal form. You can obtain the form from our Electronic Service Center or an authorized sales representative.

                      We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to which Subaccounts we are to take Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by first taking on a pro-rata basis Accumulation Units from all of the Subaccounts in which you have an interest.

                      After Systematic Withdrawals begin, you may change the frequency and/or amount of your payments subject to the following:

                         . you may request only one such change in a calendar
                           quarter; and

                         . if you did not elect the maximum amount you could
                           withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

                      A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If your Systematic Withdrawals would be or become less than $300, we reserve the right to reduce the frequency of payments to an interval that would result in a payment being at least $300. You may discontinue Systematic Withdrawals at any time by notifying us through the Electronic Service Center or in writing to our Home Office. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Each Systematic Withdrawal is subject to Federal income taxes on the taxable portion. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

                      There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners. Notice will be provided to you by the Electronic Service Center or via U.S. mail.

The Death Benefit

DEATH BENEFIT         Upon receipt of due proof of the owner's death before the
BEFORE THE            Annuity Commencement Date (generally, due proof is a
ANNUITY               certified copy of the death certificate or a certified
COMMENCEMENT          copy of the decree of a court of competent jurisdiction
DATE                  as to the finding of death) accompanied with completed
                      required forms as described in your contract, we will pay a death benefit equal to the Contract Value minus any applicable premium tax. We will treat the death benefit in accordance with the beneficiary's instructions, subject to the distribution rules and termination of contract provisions described below. The death benefit will be equal to the Surrender Value as of the date of the request for payment.

WHEN WE               We will calculate the death benefit on the date we
CALCULATE             receive due proof of death at our Home Office. Until we
YOUR DEATH            receive complete written instructions satisfactory to us
BENEFIT               from the beneficiary, assets will remain allocated in the
                      Subaccounts according to your last instructions. This means that the amount of the death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN           In certain circumstances, Federal tax law requires that
OWNER, JOINT          distributions under the contract be made upon the death
OWNER OR              of:
ANNUITANT
BEFORE THE ANNUITY
COMMENCEMENT
DATE
                         . an owner or joint owner; or

                         . the Annuitant (if any owner is a non-natural entity
                           such as a trust or corporation).

                      The discussion below describes the methods available for distributing the Surrender Value upon death.

                      At the death of any owner (or Annuitant, if any owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of death will become the designated beneficiary:

                        (1) owner or joint owner;

                        (2) primary beneficiary;

                        (3) contingent beneficiary; or

                        (4) owner's estate.

                      We then will treat the designated beneficiary as the sole owner of the contract. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law's rules described below.

                      Distribution Rules: Distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or the spouse of the deceased Annuitant, if the contract is owned by a non-natural entity).

                         . Spouses -- If the designated beneficiary is the
                           spouse of the deceased, the spouse may continue the contract as the new owner. If the deceased was the Annuitant and there was no surviving Contingent Annuitant, the spouse will automatically become the new Annuitant. At the death of the spouse, this provision may not be used again, even if the spouse remarries. Instead, the rules for non-spouses will apply.

                         . Non-Spouses -- If the designated beneficiary is not
                           the spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if any owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

                            (1) Receive the Surrender Value in a lump sum
                                payment upon receipt of due proof of death;

                            (2) Receive the Surrender Value at any time during
                                the five year period following the date of death. At the end of the five year period, we will pay a lump sum payment of any Surrender Value remaining; or

                            (3) Apply the Surrender Value to an Annuity Payment
                                Option with certain restrictions.

                      If no choice is made by the designated beneficiary within 60 days following receipt of due proof of death, we will pay the entire value of the contract within 5 years of the date of death. We will not accept any purchase payments after the non-spouse's death. If the designated beneficiary dies before we have distributed the entire value of the contract, including interest accruing after the date of death, we will pay in a lump sum any value still remaining to the person named by the designated beneficiary. If no person is so named, we will pay the designated beneficiary's estate. See the "Annuity Payments" provision of this prospectus.

                      Under payment choice 1 or 2, the contract will terminate upon payment of the entire value of the contract, including interest accruing after the date of death. Under payment choice 3, this contract will terminate when we apply the Surrender Value to provide annuity payments.

DEATH OF AN           After annuity payments begin, if an owner, joint owner,
OWNER, JOINT          Annuitant, or designated beneficiary dies while the
OWNER OR              contract is in force, payments that are already being
ANNUITANT AFTER       made under the contract will be made at least as rapidly
ANNUITY PAYMENTS      as under the method of distribution in effect at the time
BEGIN                 of such death, notwithstanding any other provision in the
                      contract.

Annuity Payments

                      The Annuity Commencement Date is the date annuity payments begin, provided the Annuitant is still living on that date. An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Federal Tax Matters" provision of this prospectus. The Annuity Commencement Date may be changed in one year increments up until the time annuity payments begin. To make a change, send a written notice to our Home Office before the Annuity Commencement Date then in effect. We reserve the right to establish a maximum Annuity Commencement Date. If you change the Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

                      We will pay a monthly annuity benefit to the owner beginning on the Annuity Commencement Date if the Annuitant is still living. We will pay the monthly annuity benefit in the form of a Life Annuity with 10 Years Certain, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election as described below.

                      As described in your contract, the settlement age may be less than the Annuitant's age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract on the date immediately preceding the Annuity Commencement Date in a lump sum, in which case, we will cancel the contract. See the "Requesting Payments" provision in this prospectus.

                      Payments will continue for the life of the Annuitant under the Life Annuity with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly annuity payment. If the remaining payments are variable annuity payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

                      The contract provides optional forms of annuity payments, all of which are available on a variable basis. Upon the Annuity Commencement Date, all assets must be transferred to one Subaccount.

                      The dollar amount of the first annuity payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant's settlement age and gender, and upon the settlement age and gender of a second person you designate (if applicable). Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable annuity payment will be. After your first annuity payment, the dollar amount of your annuity payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

                      The assumed interest rate is an assumption we make regarding the investment performance of the Portfolio you select. This rate is simply the total return, after expenses, you need to keep your variable annuity payments level. We assume an effective annual rate of 5%. This means that if the annualized investment performance, after expenses, of your Subaccount, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 5%, then the dollar amount of your variable annuity payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccount, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 5%, then the dollar amount of your annuity payment will increase.

                      We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum (see the "Requesting Payments" provision in this prospectus). Upon making such a payment, we will have no future obligation under the contract.

                      The amount of your annuity payments will depend on four things:

                         . your Surrender Value on the Valuation Day
                           immediately preceding your Annuity Commencement Date;

                         . the settlement age (on the Annuity Commencement
                           Date) and if applicable, the gender of the Annuitant;

                         . the specific payment plan you choose; and

                         . the investment performance of the Portfolio selected.

                      As provided in your contract, we may adjust the age used to determine annuity payments, and we may deduct premium taxes from your payments.

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OPTIONAL              The following Optional Payment Plans are available under
PAYMENT PLANS         the contract:

                          Option 1 -- Life Annuity with Period Certain. This option guarantees periodic payments during the lifetime of the Annuitant, with payments guaranteed for at least a minimum period. The minimum period is selected by the owner, and can be 10 or 20 years. If the Annuitant dies after payments have begun, but before the end of the selected minimum period, the person entitled to the remaining payments may be able to receive the discounted value of those payments in a lump sum. The amount of remaining payments for the minimum period will be discounted at the same rate used in calculating the initial variable monthly annuity payment. Discounted means we will adjust for the fact that, because each remaining payment is being made early, it does not earn any additional investment return.

                          Option 2 -- Joint Life Annuity. This option provides periodic payments during the joint lifetime of the Annuitant and a designated joint Annuitant. The payments continue during the lifetime of the surviving Annuitant after the death of the first Annuitant to die, and stop when the last surviving Annuitant dies.

                          None of the options listed above currently provide withdrawal features permitting the owner to withdraw commuted values as a lump sum payment. (See the "Requesting Payments" provision.) We may make other options available, with or without withdrawal features. (Any available Optional Payment Plan not based on a life contingency may be withdrawn in a lump sum by the payee.) The annuity asset charge will be assessed on all variable annuity payments, including options that may be offered that do not have a life contingency and therefore no mortality risk.

TRANSFERS             You may transfer all or a portion of your assets from one
AFTER THE             Subaccount to another Subaccount after the Annuity
ANNUITY               Commencement Date. These transfers will be limited to
COMMENCEMENT          three times per Contract Year after the Annuity
DATE                  Commencement Date. If you request a transfer from a
                      Subaccount, all of the assets in that Subaccount must be transferred to a single different Subaccount. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for these transfers.

Federal Tax Matters

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you or your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply. Such requirements include that:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the separate account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . The owner's right to choose particular investments
                           for a contract must be limited; and

                         . The contract's Annuity Commencement Date must not
                           occur near the end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in the Contract Value over the purchase payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxable on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

                      Age at which annuity payments must begin. Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, the rules do require that an annuity contract provide for amortization, through annuity payments, of the contract's purchase payments and earnings. If annuity payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial withdrawals and surrenders. A partial withdrawal occurs when you receive less than the total amount of the Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent of the gain in your contract, i.e., the excess Contract Value before the partial withdrawal over your "investment in the Contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A full surrender occurs when you receive the total amount of the Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      In the case of Systematic Withdrawals, the amount of each withdrawal should be considered and taxed in the same manner as a withdrawal from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal from the contract.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of annuity payments. The Code imposes tax on a portion of each annuity payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your annuity payment.

                      Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the "investment in the contract." If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

                      Taxation of the death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant dies before or after the Annuity Commencement Date.

                      Taxation of the Death Benefit if Paid Before the Annuity Commencement Date:

                         . The death benefit is taxed in the same manner as
                           annuity payment option if received under an annuity payment option.

                         . If not received under an annuity payment option, the
                           death benefit is taxed in the same manner as a surrender or a partial withdrawal, depending on the manner in which the death benefit is paid.

                      Taxation of the Death Benefit After the Annuity Commencement Date:

                         . The death benefit is includible in income to the
                           extent it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on partial withdrawals, surrenders,
                      or annuity payments.    The Code may impose a penalty tax
                      equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and total surrenders, or annuity payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . are received on or after the death of the owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including any additional partial withdrawals apart from Systematic Withdrawals, could result in adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

                      Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a surrender, or a partial withdrawal that you must include in income. For example:

                         . if you purchase a contract described by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a partial withdrawal or surrender or
                           an annuity payment that you must include in income;
                           and

                         . the amount that might be subject to the penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

                      Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

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




FEDERAL               We will withhold and remit to the IRS a part of the
INCOME TAX            taxable portion of each distribution made under a
WITHHOLDING           contract unless the distributee notifies us at or before
                      the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax.
                      At the time you request a partial withdrawal or total surrender, or annuity payment, we will provide you forms that explain the withholding requirements.

STATE                 If required by the law of your state, we will also
INCOME TAX            withhold state income tax from the taxable portion of
WITHHOLDING           each distribution made under the contract, unless you
                      make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF         Under existing Federal income tax laws, we do not pay tax
THE COMPANY           on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN            This discussion is based on the Code, IRS regulations,
THE LAW               and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities.

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


Requesting Payments

                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

                      In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account for the
                            designated beneficiary called the "GE Secure Access Account," in the amount of the death benefit.

                      When establishing the GE Secure Access Account we will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

                      We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                             . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

                             . the New York Stock Exchange is closed for other than a regular holiday or weekend;

                             .  trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

                      If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

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Distribution of the Contracts


                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico and Texas as GE Capital Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts. The contracts are no longer issued for new sales, although new purchase payments may be made by existing contract owners under the terms of the contract. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commission in the states in which it operates and is a member of the NASD.

                      Capital Brokerage Corporation offered the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

                      Capital Brokerage Corporation also entered into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts (although these contracts are no longer offered for new sales). The registered representatives of the selling firms were (and still may be) registered with the NASD and the states in which they do business, are (or were when the contracts were sold) licensed as insurance agents in the state in which they do business and are (or were when the contracts were sold) appointed with us.

                      When the contracts were sold, we paid compensation to Capital Brokerage Corporation. This compensation consisted of a sales commission to both the wholesaler of Capital Brokerage Corporation and the brokerage firm of the registered representative who sold you your contract. The maximum commission paid to Capital Brokerage Corporation for this aggregate compensation was 1.40% of your purchase payments.

                      We do not offer this contract for new sales. Therefore, we do not offer sales incentives and other special promotions for the sale of this product.

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




                      Commissions paid on purchase payments received from the contracts are not charged directly to you or against your Contract Value, but indirectly through fees and charges imposed under the contracts.

                      All commissions paid come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary as a result of such payments to such selling firms.

                      During 2004, 2003 and 2002, $83.3 million, $123.3 million
                      and $83.6 million, respectively, was paid to Capital Brokerage Corporation for new purchase payments received. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation.

Additional Information

OWNER                 The obligations to owners under the contracts are ours.
QUESTIONS             Please direct your questions and concerns to us through
                      our Electronic Service Center or in writing to our Home
                      Office.

RETURN                Within the free look period (usually 10 days) after you
PRIVILEGE             receive the contract, you may cancel the contract for any
                      reason through the Electronic Service Center or return it, postage prepaid, to:

                                GE Life and Annuity Assurance Company
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you cancel your contract, it will be void. Upon cancellation, we will send you a refund equal to the greater of:

                        (1) your Contract Value plus any charges we have
                            deducted from your purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract; or

                        (2) purchase payments made (less any partial
                            withdrawals previously taken).

                      In certain states, you may have more than 10 days to return a contract for a refund.

STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the Commonwealth of Virginia, we are subject
                      to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least once every five years.

EVIDENCE              We may require proof of the death, age, gender or
OF AGE, DEATH,        survival of any person or persons before acting on any
GENDER OR             applicable contract provision.
SURVIVAL

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RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will provide you with a report showing information about your contract for the period covered by the report. The report will show your total Contract Value, and a break-down of the assets in each Subaccount. The report also will show purchase payments and charges made during the statement period. We will also provide you with an annual and a semi-annual report for each Portfolio to which you have allocated assets, as required by the 1940 Act. In addition, you will be provided with a confirmation when you make purchase payments, transfers, or take partial withdrawals.

OTHER                 A Registration Statement has been filed with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of these contracts and instruments, please refer to these documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL                 We face a significant risk of litigation and regulatory
PROCEEDINGS           investigations and actions in the ordinary course of
                      operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits and breaches of fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

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




                      Recently, the insurance industry has become the focus of increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. This scrutiny includes the commencement of investigations and other proceedings by the New York State Attorney General and other governmental authorities relating to allegations of improper conduct in connection with the payment of, and the failure to disclose, contingent commissions by insurance companies to insurance brokers and agents, the solicitation and provision of fictitious or inflated quotes and the use of inducements to brokers or companies in the sale of insurance products. We have not received a subpoena or inquiry from the State of New York with respect to these matters. As part of industry-wide inquiries in this regard, we have received inquiries and informational requests from federal and state regulatory authorities. We are cooperating with these regulatory authorities in connection with their inquiries.

                      Recent industry-wide inquiries also include those regarding market timing and late trading in variable annuity contracts, variable annuity sales practices/exchanges and electronic communication document retention practices. In this regard, we responded in late 2003 to a New York State Attorney General subpoena regarding market timing and late trading in variable products and mutual funds. We have not received any further inquiries from the New York State Attorney General regarding this matter.

                      Although we do not believe that the current investigations and proceedings will have a material adverse effect on our business, financial condition or results of operations, we cannot assure you that this will be the case. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In any event, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operation.

                      In our investment-related operations, we are subject to, and may become subject to further litigation involving commercial disputes with counterparties or others and class action and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers or breached fiduciary or other duties to customers. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships.

                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000, in Georgia state court, as a class action on behalf of all persons who purchased certain universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The court gave final approval to the settlement on August 12, 2004. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon the number of individuals who ultimately will seek relief in the claim form process of the class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled. That process is currently underway. In addition, approximately 650 class members elected to exclude themselves from the class action settlement. In the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of policyholders who had excluded approximately 512 policies from the class action settlement. At that time, we accrued a reserve for the settlement in principle. We have also been named as a defendant in six lawsuits brought by 67 class members who elected to exclude themselves from the class action settlement. We cannot determine at this point whether or how many other class members who have excluded themselves from the class action will initiate individual actions against us, or the effect of such suits or claims, including the six pending lawsuits, on our financial condition, results of operations or business reputation.

                      In addition, we were named as a defendant in five lawsuits brought by individuals claiming that William Maynard, one of our former dedicated sales specialists, and Anthony Allen, one of our former independent producers, converted customer monies and engaged in various fraudulent acts. The five cases are, Monger v. Allen, Maynard, and GE Life and Annuity Assurance Company ("GELAAC") (filed October 24, 2003), Warfel v. Allen, Maynard, adVenture Publishing, and GELAAC (filed February 6, 2004), Hanrick v. Allen, Maynard and GELAAC (filed March 10, 2004), Modlin v. Allen, et al. (filed June 17,
                      2004), and Clark v. Allen, 66 et al. (filed June 25,
                      2004). The Monger and Hanrick cases have been settled. The remaining three cases are in their preliminary stages and are pending in the state court of Cumberland County, North

                      Carolina. The suits allege that GELAAC failed to properly supervise Allen and Maynard and that GELAAC is responsible for Allen's and Maynard's conduct. Specifically, Monger alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices, violations of the Investment Company Act of 1940 and negligent supervision. Warfel alleged breach of contract, conversion, breach of fiduciary duty, fraud, constructive fraud, negligent misrepresentation, negligent supervision and unfair and deceptive trade practices. Hanrick alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices and negligent supervision. Modlin and Clark make similar allegations. The total amount allegedly invested by the plaintiffs in the three unresolved actions is approximately $883,000. The plaintiff in Warfel seeks damages of $1.4 million and the plaintiffs in Modlin and Clark seek unspecified compensatory damages. In addition, each plaintiff seeks treble damages, as well as punitive damages of an unspecified amount. Additionally, in the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of a putative class of individuals who had dealings with Allen and Maynard. At that time we accrued a reserve for the settlement in principle. In October 2003, Allen and Maynard were arrested and charged with conversion in Cumberland County, North Carolina for allegedly failing to remit $30,000 in premiums that they received from a client to GELAAC. Allen has also been indicted in Cumberland County, North Carolina for converting the funds of numerous other individuals. We cannot determine the ultimate outcome of these suits or whether any related or similar suits or claims will be asserted against us in the future, or the effect of such suits or claims on our financial condition, results of operations or reputation.

                      Although it is not anticipated that these developments will have an adverse impact on the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Appendix A

Condensed Financial Information

The Accumulation Unit Values and the number of accumulation units outstanding for each Subaccount for the periods shown are as follows:

                                                                                               Number of
                                                             Accumulation      Accumulation  Accumulation
                                                            Unit Values at    Unit Values at   Units at
Subaccounts                                               Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Aggressive Growth Fund -- Series I shares            $ 6.59            $ 7.32            427    2004
                                                                  5.24              6.59            171    2003
                                                                  6.83              5.24            352    2002
                                                                  9.31              6.83          1,322    2001
                                                                 10.00              9.31            136    2000
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund -- Series I shares           6.11              6.47            923    2004
                                                                  4.75              6.11            319    2003
                                                                  6.33              4.75            451    2002
                                                                  8.32              6.33          1,177    2001
                                                                 10.00              8.32          2,185    2000
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Development Fund -- Series I shares           10.15             11.64            772    2004
                                                                  7.56             10.15            506    2003
                                                                  9.68              7.56            623    2002
                                                                 10.00              9.68            506    2001
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Core Equity Fund -- Series I shares                    7.21              7.80            625    2004
                                                                  5.84              7.21            194    2003
                                                                  6.97              5.84            240    2002
                                                                 10.00              6.97             39    2001
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Government Securities Fund -- Series I shares         12.05             12.27            241    2004
                                                                 12.01             12.05         36,083    2003
                                                                 11.05             12.01        126,953    2002
                                                                 10.00             11.05            822    2001
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Technology Fund -- Series I shares
   (formerly, INVESCO VIF -- Technology Fund)                     2.87              2.99          3,126    2004
                                                                  1.90              2.87         39,843    2003
                                                                  3.49              1.90          3,740    2002
                                                                  6.69              3.49         15,314    2001
                                                                 10.00              6.69            314    2000
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Utilities Fund -- Series I shares
   (formerly, INVESCO VIF Utilities Fund)                         6.00              7.41            292    2004
                                                                  5.08              6.00            292    2003
                                                                  6.87              5.08            300    2002
                                                                 10.00              6.87            153    2001
---------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products Fund
---------------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Initial Class                  9.12              9.58          2,352    2004
                                                                  7.42              9.12          3,518    2003
                                                                  8.97              7.42          2,279    2002
                                                                  9.90              8.97          6,651    2001
                                                                 10.00              9.90          1,952    2000
---------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio -- Initial Class             7.54              8.02            238    2004
                                                                  5.85              7.54            201    2003
                                                                  7.54              5.85            251    2002
                                                                  8.88              7.54            194    2001
                                                                 10.00              8.88          2,112    2000
---------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                Accumulation      Accumulation  Accumulation
                                                               Unit Values at    Unit Values at   Units at
Subaccounts                                                  Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Initial Class                           $13.05            $16.18           2,312   2004
                                                                     9.49             13.05           4,695   2003
                                                                    10.60              9.49           3,180   2002
                                                                    11.03             10.60           2,055   2001
                                                                    10.00             11.03             207   2000
------------------------------------------------------------------------------------------------------------------
  VIP Overseas Portfolio -- Initial Class                            7.82              8.81             932   2004
                                                                     5.49              7.82           1,015   2003
                                                                     6.94              5.49             586   2002
                                                                    10.00              6.94              --   2001
------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund -- Class I Shares               10.00             10.23              --   2004
------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
------------------------------------------------------------------------------------------------------------------
  Income Fund                                                       12.63             12.96           2,654   2004
                                                                    12.28             12.63           3,144   2003
                                                                    11.26             12.28           3,525   2002
                                                                    10.00             11.26           3,905   2001
------------------------------------------------------------------------------------------------------------------
  International Equity Fund                                          7.19              8.26              --   2004
                                                                     5.25              7.19             185   2003
                                                                     6.94              5.25           1,579   2002
                                                                    10.00              6.94              --   2001
------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund (formerly, Mid-Cap Value Equity Fund)         12.45             14.33           3,755   2004
                                                                     9.43             12.45           2,726   2003
                                                                    11.02              9.43           1,841   2002
                                                                    10.00             11.02           2,066   2001
------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                                  1.06              1.07       1,124,962   2004
                                                                     1.06              1.06       2,313,412   2003
                                                                     1.06              1.06       3,495,756   2002
                                                                     1.02              1.06       1,890,168   2001
                                                                     1.00              1.02      10,156,142   2000
------------------------------------------------------------------------------------------------------------------
  Premier Growth Equity Fund                                         8.78              9.32           1,381   2004
                                                                     6.86              8.78           1,089   2003
                                                                     8.75              6.86          10,053   2002
                                                                    10.00              8.75             207   2001
------------------------------------------------------------------------------------------------------------------
  Real Estate Securities Fund                                       15.74             20.68           4,435   2004
                                                                    11.55             15.74           7,434   2003
                                                                    11.79             11.55           8,225   2002
                                                                    10.62             11.79           3,236   2001
                                                                    10.00             10.62             109   2000
------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index Fund                                              7.85              8.60          20,658   2004
                                                                     6.16              7.85          20,532   2003
                                                                     8.00              6.16          24,977   2002
                                                                     9.19              8.00           6,754   2001
                                                                    10.00              9.19           2,155   2000
------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                 10.58             11.36           2,807   2004
                                                                     8.86             10.58           5,419   2003
                                                                     9.85              8.86           7,330   2002
                                                                    10.00              9.85              --   2001
------------------------------------------------------------------------------------------------------------------

                                                                                               Number of
                                                             Accumulation      Accumulation  Accumulation
                                                            Unit Values at    Unit Values at   Units at
Subaccounts                                               Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------
  U.S. Equity Fund                                              $ 8.86            $ 9.51         5,947     2004
                                                                  7.24              8.86         5,542     2003
                                                                  9.04              7.24         5,033     2002
                                                                 10.00              9.04         4,772     2001
---------------------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------------
  Core Equity Portfolio -- Institutional Shares                   8.20              9.23           674     2004
                                                                  6.71              8.20           360     2003
                                                                  8.27              6.71           332     2002
                                                                  9.45              8.27           287     2001
                                                                 10.00              9.45           104     2000
---------------------------------------------------------------------------------------------------------------
  Flexible Bond Portfolio -- Institutional Shares
   (formerly, Flexible Income Portfolio)                         12.88             13.29           940     2004
                                                                 12.20             12.88        31,881     2003
                                                                 11.13             12.20        46,091     2002
                                                                 10.00             11.13           941     2001
---------------------------------------------------------------------------------------------------------------
  Forty Portfolio -- Institutional Shares
   (formerly, Capital Appreciation Portfolio)                     6.68              7.84           392     2004
                                                                  5.59              6.68           410     2003
                                                                  6.67              5.59           462     2002
                                                                  8.59              6.67           649     2001
                                                                 10.00              8.59         2,683     2000
---------------------------------------------------------------------------------------------------------------
  International Growth Portfolio -- Institutional Shares          6.31              7.45         3,162     2004
                                                                  4.71              6.31           430     2003
                                                                  6.38              4.71           683     2002
                                                                  8.38              6.38           320     2001
                                                                 10.00              8.38           392     2000
---------------------------------------------------------------------------------------------------------------

Table of Contents

Statement of Additional Information


                                                                         Page
  The Company...........................................................  B-3
  The Separate Account..................................................  B-4
  The Contracts.........................................................  B-4
     Transfer of Annuity Units..........................................  B-4
     Net Investment Factor..............................................  B-5
  Termination of Participation Agreements...............................  B-6
  Calculation of Performance Data.......................................  B-6
     Subaccount Investing in GE Investments Funds, Inc. -- Money Market
       Fund.............................................................  B-7
     Other Subaccounts..................................................  B-8
     Other Performance Data.............................................  B-9
  Tax Matters........................................................... B-10
     Taxation of GE Life and Annuity Assurance Company.................. B-10
     IRS Required Distributions......................................... B-10
  General Provisions.................................................... B-11
     Using the Contracts as Collateral.................................. B-11
     The Beneficiary.................................................... B-11
     Non-Participating.................................................. B-11
     Misstatement of Age or Gender...................................... B-12
     Incontestability................................................... B-12
     Statement of Values................................................ B-12
     Trust as Owner or Beneficiary...................................... B-12
     Written Notice..................................................... B-12
  Legal Developments Regarding Employment-Related Benefit Plans......... B-12
  Regulation of GE Life and Annuity Assurance Company................... B-12
  Experts............................................................... B-13
  Financial Statements.................................................. B-13

                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230